EXHIBIT 99.1
P.F. CHANG’S EARNS $0.34 PER SHARE
SCOTTSDALE, Arizona, February 15, 2006 — P.F. Chang’s China Bistro, Inc. (NASDAQ:PFCB) today reported earnings of $9.3 million for the fourth quarter ended January 1, 2006 compared to $10.2 million for the fourth quarter of the prior year. Earnings per share for the fourth quarter were $0.34 as compared to $0.38 for the fourth quarter of the prior year. The company had an additional week in fiscal 2004 (a 53-week year versus the typical 52-week year) which is included in the fourth quarter earnings amounts noted above.

(000 except per share data)	4Q05	3Q05	4Q04
Revenues	$213,834	$203,049	$199,270
Net Income	$9,279	$8,439	$10,165
Diluted Earnings Per Share	$0.34	$0.31	$0.38
Shares Used in diluted EPS calculation	27,058	27,073	26,786
2006 Expectations
Revenue is expected to increase approximately 18% to $957 million in 2006. The primary assumptions underlying this revenue forecast are:

1. New unit development:	Bistro	19 units	340 sales weeks
	Pei Wei	30 units	649 sales weeks
	Taneko	1 unit	15 sales weeks

2. Comp store sales gains:	Bistro	1.9%
	Pei Wei	2.1%

3. Reopening Bistro in Metairie, Louisiana with reduced hours of operation.

4. Six month closure of the Bistro in the Planet Hollywood Hotel and Casino.
Earnings per share will decline in 2006 from the $1.40 earned in 2005 due to equity-based compensation expense. Excluding any prospective grants in 2006, equity-based compensation expense is expected to approximate $9.2 million in the current year. Given this current estimate of equity-based compensation, earnings per share are expected to be $1.39 in 2006.
The Company is hosting a conference call today at 12:00 pm ET in which management will provide further details on the fourth quarter results as well as its expectations for the balance of the year. A webcast of the call can be accessed through the company’s website at http://www.pfchangs.com.
P.F. Chang’s China Bistro, Inc. owns and operates two restaurant concepts in the Asian niche. P.F. Chang’s China Bistro features a blend of high-quality, traditional Chinese cuisine and American hospitality in a sophisticated, contemporary bistro setting. Pei Wei Asian Diner offers a modest menu of freshly prepared Asian cuisine in a relaxed, warm environment offering attentive counter service and take-out flexibility.
Note with respect to nonGAAP financial measures contained within Supplemental Financial Information
In addition to using GAAP results in evaluating our business, management also believes it is useful to measure results excluding equity-based compensation, which impacts both labor and G&A costs, due to the unpredictability of equity based compensation charges which can create great variability from period to period. The pro forma presentation (which excludes equity based compensation from labor and G&A costs and the related percentages of sales) highlights the operations of our existing restaurants for comparability purposes and also allows investors, as well as management to focus on the cash generating capacity and performance of our restaurant concepts, both of which are material to our rate of growth and ability to finance that growth from our operations. Please see the GAAP to nonGAAP reconciliation on page ten of this press release, for a comparison of each nonGAAP measure to the most comparable GAAP measure, as well as a reconciliation of the two measures.
Note with respect to forward looking statements
The statements contained in this press release that are not purely historical, including the company’s estimates of its revenues, earnings and comparable sales, as well as statements concerning the company’s development schedule, are forward looking statements. The accuracy of these forward-looking statements may be affected by certain risks and uncertainties, including, but not limited to, the company’s ability to operate its restaurants profitably; the company’s ability to hire, train and retain skilled management and other personnel; changes in consumer tastes and trends, and national, regional and local economic and weather conditions; changes in costs related to food, utilities, labor and the inherent unpredictability of estimating equity-based compensation expense under FAS 123(R); changes to existing accounting rules or differing interpretations to our current accounting practices and other risks described in the company’s recent SEC filings.

Contact:		P.F. Chang’s China Bistro, Inc.(480) 888-3000
	Media:	Laura Cherry	laurac@pfchangs.com
	Investor:	Bert Vivian	bertv@pfchangs.com

P.F. Chang’s China Bistro, Inc.

Consolidated Statements of Operations
(In thousands, except per share amounts)
(Unaudited)

	13 Weeks Ended	13 Weeks Ended	14 Weeks Ended
	Jan 1	Oct 2	Jan 2
	2006	2005	2005

Revenues	$213,834	$203,049	$199,270
Cost of sales	60,149	56,010	57,157
Labor	70,495	68,210	64,743
Operating	33,125	31,619	28,430
Occupancy	10,570	11,182	10,816

Restaurant operating profit	39,495	36,028	38,124
General & administrative	9,774	9,256	8,766
Depreciation & amortization	11,039	9,258	8,316
Preopening expenses	2,706	2,712	2,218
Partner investment expense	1,474	1,472	1,615

Income from operations	14,502	13,330	17,209
Interest income, net and other income	406	530	374
Minority interest	(1,801)	(1,974)	(2,831)

Income before provision for income taxes	13,107	11,886	14,752
Provision for income taxes	(3,828)	(3,447)	(4,587)

Net income	$9,279	$8,439	$10,165

Basic net income per share	$0.35	$0.32	$0.39
Diluted net income per share	$0.34	$0.31	$0.38
Shares used in calculation of basic EPS	26,385	26,359	25,977
Shares used in calculation of diluted EPS	27,058	27,073	26,786

	Percentage of Revenues
	Jan 1	Oct 2	Jan 2
	2006	2005	2005

Revenues	100.0%	100.0%	100.0%
Cost of sales	28.1%	27.6%	28.7%
Labor	33.0%	33.6%	32.5%
Operating	15.5%	15.6%	14.3%
Occupancy	4.9%	5.5%	5.4%

Restaurant operating profit	18.5%	17.7%	19.1%
General & administrative	4.6%	4.6%	4.4%
Depreciation & amortization	5.2%	4.6%	4.2%
Preopening expenses	1.3%	1.3%	1.1%
Partner investment expense	0.7%	0.7%	0.8%

Income from operations	6.8%	6.6%	8.6%
Interest income, net and other income	0.2%	0.3%	0.2%
Minority interest	-0.8%	-1.0%	-1.4%

Income before provision for income taxes	6.1%	5.9%	7.4%
Provision for income taxes	-1.8%	-1.7%	-2.3%

Net income	4.3%	4.2%	5.1%

     Certain percentage amounts do not sum to total due to rounding.

P.F. Chang’s China Bistro, Inc.

Consolidated Statements of Operations
(In thousands, except per share amounts)
(Unaudited)

	52 Weeks Ended	53 Weeks Ended
	Jan 1	Jan 2
	2006	2005

Revenues	$809,153	$706,941
Cost of sales	224,634	200,736
Labor	267,681	233,325
Operating	122,742	99,528
Occupancy	42,793	37,693

Restaurant operating profit	151,303	135,659
General & administrative	39,181	34,662
Depreciation & amortization	36,950	29,155
Preopening expenses	9,248	7,995
Partner investment expense	4,800	17,671

Income from operations	61,124	46,176
Interest income and other income	1,841	612
Minority interest	(8,227)	(10,078)

Income before provision for income taxes	54,738	36,710
Provision for income taxes	(16,942)	(10,656)

Net income	$37,796	$26,054

Basic net income per share	$1.44	$1.01
Diluted net income per share	$1.40	$0.98
Shares used in calculation of basic EPS	26,271	25,727
Shares used in calculation of diluted EPS	27,000	26,575

	Percentage of Revenues
	Jan 1	Jan 2
	2006	2005

Revenues	100.0%	100.0%
Cost of sales	27.8%	28.4%
Labor	33.1%	33.0%
Operating	15.2%	14.1%
Occupancy	5.3%	5.3%

Restaurant operating profit	18.7%	19.2%
General & administrative	4.8%	4.9%
Depreciation & amortization	4.6%	4.1%
Preopening expenses	1.1%	1.1%
Partner investment expense	0.6%	2.5%

Income from operations	7.6%	6.5%
Interest income and other income	0.2%	0.1%
Minority interest	-1.0%	-1.4%

Income before provision for income taxes	6.8%	5.2%
Provision for income taxes	-2.1%	-1.5%

Net income	4.7%	3.7%

     Certain percentage amounts do not sum to total due to rounding.

P.F. Chang’s China Bistro, Inc.

Supplemental Financial Information — Pro Forma Forecast

		53 weeks						Forecast					YOY
	2003	2004	1Q05	2Q05	3Q05	4Q05	2005	1Q06	2Q06	3Q06	4Q06	2006	Change

Units	130	168	170	182	193	208	208	213	220	244	259	259
Sales weeks	5,749	7,931	2,190	2,273	2,438	2,596	9,497	2,742	2,816	2,975	3,304	11,837	24.6%
AWS	93,915	89,136	88,682	87,134	83,285	82,371	85,201	83,477	81,398	79,526	79,435	80,861	-5.1%

Sales	539,917	706,941	194,214	198,056	203,049	213,834	809,153	228,895	229,218	236,589	262,454	957,156	18.3%
per FDS	$20.57	$26.60	$7.22	$7.34	$7.50	$7.90	$29.97	$8.42	$8.43	$8.70	$9.65	$35.19

Operating costs
COS	152,788	200,736	53,982	54,493	56,010	60,149	224,634	64,040	64,074	65,619	72,457	266,190
Labor *	176,428	233,325	63,870	65,106	68,210	70,495	267,681	74,845	74,099	77,186	86,068	312,198
Operating	73,660	99,528	28,364	29,634	31,619	33,125	122,742	35,304	34,476	36,579	38,503	144,863
Occupancy	28,914	37,693	10,274	10,767	11,182	10,570	42,793	12,555	12,523	12,978	14,459	52,514
Minority interest	7,887	10,078	2,276	2,176	1,974	1,801	8,227	2,466	2,508	2,558	2,893	10,426
G&A *	28,692	34,662	10,126	10,025	9,256	9,774	39,181	10,944	11,258	11,641	12,250	46,094

Concept Operating Metric	71,548	90,919	25,322	25,855	24,798	27,920	103,895	28,741	30,280	30,027	35,823	124,871	20.2%

Development costs
Preopening	8,790	7,995	1,334	2,496	2,712	2,706	9,248	1,279	2,509	5,456	3,466	12,710	37.4%
Partner investment expense	4,196	17,671	273	1,581	1,472	1,474	4,800	805	761	2,824	2,199	6,589	37.3%

Other expenses
Depreciation & amortization	21,817	29,155	8,134	8,519	9,258	11,039	36,950	10,461	10,554	10,829	11,620	43,464	17.6%
Equity-based compensation *	—	—	—	—	—	—	—	2,300	2,300	2,300	2,300	9,200
Interest (income) expense	(466)	(612)	(458)	(447)	(530)	(406)	(1,841)	(440)	(440)	(485)	(480)	(1,845)	0.2%
Tax provision	12,424	10,656	5,213	4,454	3,447	3,828	16,942	4,444	4,525	2,822	5,182	16,974	0.2%

Net income	24,787	26,054	10,826	9,252	8,439	9,279	37,796	9,892	10,071	6,281	11,535	37,780	0.0%
per FDS	$0.94	$0.98	$0.40	$0.34	$0.31	$0.34	$1.40	$0.36	$0.37	$0.23	$0.42	$1.39	-0.8%

Fully diluted shares (FDS)	26,250	26,575	26,893	26,977	27,073	27,058	27,000	27,200	27,200	27,200	27,200	27,200	0.7%

Sales	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
COS	28.3%	28.4%	27.8%	27.5%	27.6%	28.1%	27.8%	28.0%	28.0%	27.7%	27.6%	27.8%
Labor *	32.7%	33.0%	32.9%	32.9%	33.6%	33.0%	33.1%	32.7%	32.3%	32.6%	32.8%	32.6%
Operating	13.6%	14.1%	14.6%	15.0%	15.6%	15.5%	15.2%	15.4%	15.0%	15.5%	14.7%	15.1%
Occupancy	5.4%	5.3%	5.3%	5.4%	5.5%	4.9%	5.3%	5.5%	5.5%	5.5%	5.5%	5.5%
Minority interest	1.5%	1.4%	1.2%	1.1%	1.0%	0.8%	1.0%	1.1%	1.1%	1.1%	1.1%	1.1%
G&A *	5.3%	4.9%	5.2%	5.1%	4.6%	4.6%	4.8%	4.8%	4.9%	4.9%	4.7%	4.8%

Restaurant cash operating income	13.3%	12.9%	13.0%	13.1%	12.2%	13.1%	12.8%	12.6%	13.2%	12.7%	13.6%	13.0%

Preopening	1.6%	1.1%	0.7%	1.3%	1.3%	1.3%	1.1%	0.6%	1.1%	2.3%	1.3%	1.3%
Partner investment expense	0.8%	2.5%	0.1%	0.8%	0.7%	0.7%	0.6%	0.4%	0.3%	1.2%	0.8%	0.7%
Depreciation & amortization	4.0%	4.1%	4.2%	4.3%	4.6%	5.2%	4.6%	4.6%	4.6%	4.6%	4.4%	4.5%
Equity-based compensation *	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	1.0%	1.0%	1.0%	0.9%	1.0%
Interest (income) expense	-0.1%	-0.1%	-0.2%	-0.2%	-0.3%	-0.2%	-0.2%	-0.2%	-0.2%	-0.2%	-0.2%	-0.2%
Tax provision	2.3%	1.5%	2.7%	2.2%	1.7%	1.8%	2.1%	1.9%	2.0%	1.2%	2.0%	1.8%

Net income	4.6%	3.7%	5.6%	4.7%	4.2%	4.3%	4.7%	4.3%	4.4%	2.7%	4.4%	3.9%

*	NonGAAP financial measure within 2006 forecast. See page ten for comparable GAAP measure and reconciliation.

Shared Services

Supplemental Financial Information — Pro Forma Forecast

		53 weeks						Forecast
	2003	2004	1Q05	2Q05	3Q05	4Q05	2005	1Q06	2Q06	3Q06	4Q06	2006

Units
Sales weeks
AWS
Comp sales change
Sales
per FDS

Operating costs
COS
Labor
Operating
Occupancy
Minority interest
G&A (inc. in concepts for ‘03 & ‘04) *			4,895	4,906	4,384	4,513	18,698	4,852	5,002	5,265	5,780	20,898

Concept Operating Metric			(4,895)	(4,906)	(4,384)	(4,513)	(18,698)	(4,852)	(5,002)	(5,265)	(5,780)	(20,898)

Development costs
Preopening
Partner investment expense

Other expenses
Depreciation & amortization			149	142	263	326	880	297	294	290	290	1,171
Equity-based compensation *								2,300	2,300	2,300	2,300	9,200
Interest (income) expense			(343)	(420)	(381)	(431)	(1,575)	(440)	(440)	(485)	(480)	(1,845)
Tax provision			(1,528)	(1,504)	(1,237)	(1,303)	(5,572)	(2,173)	(2,218)	(2,285)	(2,446)	(9,121)

Net income			(3,173)	(3,124)	(3,029)	(3,105)	(12,431)	(4,836)	(4,937)	(5,085)	(5,444)	(20,302)
per FDS			$(0.12)	$(0.12)	$(0.11)	$(0.11)	$(0.46)	$(0.18)	$(0.18)	$(0.19)	$(0.20)	$(0.75)

Fully diluted shares (FDS)			26,893	26,977	27,073	27,058	27,000	27,200	27,200	27,200	27,200	27,200

*	NonGAAP financial measure within 2006 forecast. See page ten for comparable GAAP measure and reconciliation.

Concept: P.F. Chang’s China Bistro

Supplemental Financial Information — Pro Forma Forecast

		53 weeks						Forecast					YOY
	2003	2004	1Q05	2Q05	3Q05	4Q05	2005	1Q06	2Q06	3Q06	4Q06	2006	Change

Units	97	115	116	121	125	131	131	132	134	143	151	151
Sales weeks	4,494	5,613	1,492	1,531	1,594	1,649	6,266	1,713	1,728	1,788	1,939	7,168	14.4%
AWS	108,280	108,938	109,637	108,699	105,779	107,092	107,757	108,873	106,934	105,571	106,845	107,033	-0.7%
Comp sales change	5.1%	3.0%	2.9%	1.9%	-0.8%	1.0%	1.2%	1.7%	1.7%	2.6%	1.5%	1.9%
Sales	486,609	611,468	163,579	166,418	168,612	176,595	675,204	186,500	184,782	188,761	207,172	767,215	13.6%
per FDS	$18.54	$23.01	$6.08	$6.17	$6.23	$6.53	$25.01	$6.86	$6.79	$6.94	$7.62	$28.21

Operating costs
COS	136,983	173,128	45,317	45,726	46,359	49,671	187,073	52,014	51,604	52,340	57,122	213,080
Labor *	158,497	201,352	53,870	54,507	56,220	57,583	222,180	60,543	59,345	61,215	67,505	248,607
Operating	66,044	85,073	23,711	24,420	25,770	26,759	100,660	28,063	27,140	28,376	29,801	113,380
Occupancy	25,533	31,896	8,465	8,883	9,102	8,250	34,700	9,922	9,745	9,952	10,965	40,583
Minority interest	7,360	9,177	1,935	1,881	1,723	1,579	7,118	2,117	2,097	2,142	2,351	8,708
G&A *	24,767	28,555	3,705	3,437	3,278	3,577	13,997	4,029	4,028	4,028	4,133	16,217

Concept Operating Metric	67,425	82,287	26,576	27,564	26,160	29,176	109,476	29,813	30,824	30,708	35,295	126,640	15.7%

Development costs
Preopening	7,026	5,852	965	1,544	1,651	1,868	6,028	638	1,491	3,369	2,340	7,838	30.0%
Partner investment expense	3,941	15,075	208	1,126	1,303	889	3,526	545	436	1,744	1,744	4,469	26.7%

Other expenses
Depreciation & amortization	19,414	24,778	6,679	7,033	7,462	8,919	30,093	8,271	8,282	8,396	8,808	33,756	12.2%
Equity-based compensation * Interest (income) expense	(461)	(612)	(115)	(20)	(146)	30	(251)
Tax provision	12,523	10,797	6,123	5,811	4,608	5,148	21,690	6,311	6,391	5,332	6,945	24,979	15.2%

Net income	24,982	26,397	12,716	12,070	11,282	12,322	48,390	14,048	14,224	11,868	15,458	55,598	14.9%
per FDS	$0.95	$0.99	$0.47	$0.45	$0.42	$0.46	$1.79	$0.52	$0.52	$0.44	$0.57	$2.04

Fully diluted shares (FDS)	26,250	26,575	26,893	26,977	27,073	27,058	27,000	27,200	27,200	27,200	27,200	27,200

Sales	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
COS	28.2%	28.3%	27.7%	27.5%	27.5%	28.1%	27.7%	27.9%	27.9%	27.7%	27.6%	27.8%
Labor *	32.6%	32.9%	32.9%	32.8%	33.3%	32.6%	32.9%	32.5%	32.1%	32.4%	32.6%	32.4%
Operating	13.6%	13.9%	14.5%	14.7%	15.3%	15.2%	14.9%	15.0%	14.7%	15.0%	14.4%	14.8%
Occupancy	5.2%	5.2%	5.2%	5.3%	5.4%	4.7%	5.1%	5.3%	5.3%	5.3%	5.3%	5.3%
Minority interest	1.5%	1.5%	1.2%	1.1%	1.0%	0.9%	1.1%	1.1%	1.1%	1.1%	1.1%	1.1%
G&A *	5.1%	4.7%	2.3%	2.1%	1.9%	2.0%	2.1%	2.2%	2.2%	2.1%	2.0%	2.1%

Restaurant cash operating income	13.9%	13.5%	16.2%	16.6%	15.5%	16.5%	16.2%	16.0%	16.7%	16.3%	17.0%	16.5%

Preopening	1.4%	1.0%	0.6%	0.9%	1.0%	1.1%	0.9%	0.3%	0.8%	1.8%	1.1%	1.0%
Partner investment expense	0.8%	2.5%	0.1%	0.7%	0.8%	0.5%	0.5%	0.3%	0.2%	0.9%	0.8%	0.6%
Depreciation & amortization	4.0%	4.1%	4.1%	4.2%	4.4%	5.1%	4.5%	4.4%	4.5%	4.4%	4.3%	4.4%
Equity-based compensation *	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Interest (income) expense	-0.1%	-0.1%	-0.1%	0.0%	-0.1%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Tax provision	2.6%	1.8%	3.7%	3.5%	2.7%	2.9%	3.2%	3.4%	3.5%	2.8%	3.4%	3.3%

Net income	5.1%	4.3%	7.8%	7.3%	6.7%	7.0%	7.2%	7.5%	7.7%	6.3%	7.5%	7.2%

*	NonGAAP financial measure within 2006 forecast. See page ten for comparable GAAP measure and reconciliation.

Concept: Pei Wei Asian Diner

Supplemental Financial Information — Pro Forma Forecast

		53 weeks						Forecast					YOY
	2003	2004	1Q05	2Q05	3Q05	4Q05	2005	1Q06	2Q06	3Q06	4Q06	2006	Change

Units	33	53	54	61	68	77	77	81	86	100	107	107
Sales weeks	1,255	2,318	698	742	844	947	3,231	1,029	1,088	1,184	1,352	4,653	44.0%
AWS	43,169	41,188	43,888	42,639	40,802	39,323	41,457	41,200	40,842	40,205	40,168	40,563	-2.2%
Comp sales change	0.3%	2.0%	6.0%	6.3%	2.8%	1.9%	4.0%	0.2%	0.2%	3.6%	4.1%	2.1%
Sales	53,308	95,473	30,635	31,638	34,437	37,239	133,949	42,395	44,436	47,603	54,307	188,741	40.9%
per FDS	$2.03	$3.59	$1.14	$1.17	$1.27	$1.38	$4.96	$1.56	$1.63	$1.75	$2.00	$6.94

Operating costs
COS	15,805	27,608	8,665	8,767	9,651	10,478	37,561	12,026	12,470	13,198	15,023	52,717
Labor *	17,844	31,973	10,000	10,599	11,990	12,912	45,501	14,302	14,754	15,872	18,213	63,141
Operating	7,616	14,455	4,653	5,214	5,849	6,366	22,082	7,241	7,336	8,153	8,519	31,249
Occupancy	3,381	5,797	1,809	1,884	2,080	2,320	8,093	2,633	2,778	3,010	3,429	11,850
Minority interest	614	901	341	295	251	222	1,109	349	411	416	542	1,718
G&A *	3,925	6,107	1,526	1,682	1,594	1,684	6,486	1,864	2,019	2,091	2,135	8,109

Concept Operating Metric	4,123	8,632	3,641	3,197	3,022	3,257	13,117	3,980	4,668	4,863	6,446	19,957	52.1%

Development costs
Preopening	1,764	2,143	369	952	1,061	838	3,220	618	952	1,829	1,111	4,510	40.1%
Partner investment expense	255	2,596	65	455	169	585	1,274	260	325	910	455	1,950	53.1%

Other expenses
Depreciation & amortization	2,403	4,377	1,306	1,344	1,533	1,794	5,977	1,893	1,979	2,125	2,470	8,467	41.7%
Equity-based compensation * Interest (income) expense	(5)		—	(7)	(3)	(5)	(15)
Tax provision	(98)	(141)	618	147	76	(17)	824	375	438	(0)	747	1,559	89.2%

Net income	(196)	(343)	1,283	306	186	62	1,837	834	974	(1)	1,663	3,471	88.9%
per FDS	$(0.01)	$(0.01)	$0.05	$0.01	$0.01	$0.00	$0.07	$0.03	$0.04	$(0.00)	$0.06	$0.13

Fully diluted shares (FDS)	26,250	26,575	26,893	26,977	27,073	27,058	27,000	27,200	27,200	27,200	27,200	27,200

Sales	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
COS	29.6%	28.9%	28.3%	27.7%	28.0%	28.1%	28.0%	28.4%	28.1%	27.7%	27.7%	27.9%
Labor *	33.5%	33.5%	32.6%	33.5%	34.8%	34.7%	34.0%	33.7%	33.2%	33.3%	33.5%	33.5%
Operating	14.3%	15.1%	15.2%	16.5%	17.0%	17.1%	16.5%	17.1%	16.5%	17.1%	15.7%	16.6%
Occupancy	6.3%	6.1%	5.9%	6.0%	6.0%	6.2%	6.0%	6.2%	6.3%	6.3%	6.3%	6.3%
Minority interest	1.2%	0.9%	1.1%	0.9%	0.7%	0.6%	0.8%	0.8%	0.9%	0.9%	1.0%	0.9%
G&A *	7.4%	6.4%	5.0%	5.3%	4.6%	4.5%	4.8%	4.4%	4.5%	4.4%	3.9%	4.3%

Restaurant cash operating income	7.7%	9.0%	11.9%	10.1%	8.8%	8.7%	9.8%	9.4%	10.5%	10.2%	11.9%	10.6%

Preopening	3.3%	2.2%	1.2%	3.0%	3.1%	2.3%	2.4%	1.5%	2.1%	3.8%	2.0%	2.4%
Partner investment expense	0.5%	2.7%	0.2%	1.4%	0.5%	1.6%	1.0%	0.6%	0.7%	1.9%	0.8%	1.0%
Depreciation & amortization	4.5%	4.6%	4.3%	4.2%	4.5%	4.8%	4.5%	4.5%	4.5%	4.5%	4.5%	4.5%
Equity-based compensation *	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Interest (income) expense	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Tax provision	-0.2%	-0.1%	2.0%	0.5%	0.2%	0.0%	0.6%	0.9%	1.0%	0.0%	1.4%	0.8%

Net income	-0.4%	-0.4%	4.2%	1.0%	0.5%	0.2%	1.4%	2.0%	2.2%	0.0%	3.1%	1.8%

*	NonGAAP financial measure within 2006 forecast. See page ten for comparable GAAP measure and reconciliation.

Concept: Taneko Japanese Tavern

Supplemental Financial Information — Pro Forma Forecast

	Forecast
	1Q06	2Q06	3Q06	4Q06	2006

Units			1	1	1
Sales weeks			3	13	16
AWS			75	75	75
Comp sales change
Sales			225	975	1,200
per FDS	$—	$—	$0.01	$0.04	$0.04
Operating costs
COS			81	312	394
Labor *			100	351	450
Operating			50	183	233
Occupancy			16	65	81
Minority interest
G&A * G&A expenses incurred in 2005 are shown under Shared Services	200	210	257	202	870

Concept Operating Metric	(200)	(210)	(280)	(138)	(828)
Development costs
Preopening	23	66	258	15	362
Partner investment expense			170		170
Other expenses
Depreciation & amortization			17	52	70
Equity-based compensation *
Interest (income) expense
Tax provision	(69)	(85)	(225)	(64)	(443)

Net income	(154)	(190)	(501)	(142)	(987)
per FDS	$(0.01)	$(0.01)	$(0.02)	$(0.01)	$(0.04)

Fully diluted shares (FDS)	27,200	27,200	27,200	27,200	27,200

Sales			100.0%	100.0%	100.0%
COS			36.2%	32.0%	32.8%
Labor *			44.2%	36.0%	37.5%
Operating			22.4%	18.8%	19.4%
Occupancy			7.2%	6.7%	6.8%
Minority interest			0.0%	0.0%	0.0%
G&A *			114.4%	20.8%	72.5%

Restaurant cash operating income			-124.4%	-14.2%	-69.0%

Preopening			114.7%	1.6%	30.2%
Partner investment expense			75.6%	0.0%	14.2%
Depreciation & amortization			7.7%	5.4%	5.8%
Equity-based compensation *			0.0%	0.0%	0.0%
Interest (income) expense			0.0%	0.0%	0.0%
Tax provision			-99.9%	-6.5%	-36.9%

Net income			-222.5%	-14.6%	-82.2%

*	NonGAAP financial measure within 2006 forecast. See page ten for comparable GAAP measure and reconciliation.

P.F. Chang’s China Bistro, Inc.

Supplemental Financial Information — Reconciliation of Pro Forma Forecast to GAAP Forecast

	Pro Forma Forecast					Adjustments					GAAP Forecast
	1Q06	2Q06	3Q06	4Q06	2006	1Q06	2Q06	3Q06	4Q06	2006	1Q06	2Q06	3Q06	4Q06	2006

Sales	228,895	229,218	236,589	262,454	957,156						228,895	229,218	236,589	262,454	957,156
per FDS	$8.42	$8.43	$8.70	$9.65	$35.19						$8.42	$8.43	$8.70	$9.65	$35.19

Operating costs
COS	64,040	64,074	65,619	72,457	266,190	—	—	—	—	—	64,040	64,074	65,619	72,457	266,190
Labor	74,845	74,099	77,186	86,068	312,198	350	350	350	350	1,400	75,195	74,449	77,536	86,418	313,598
Operating	35,304	34,476	36,579	38,503	144,863	—	—	—	—	—	35,304	34,476	36,579	38,503	144,863
Occupancy	12,555	12,523	12,978	14,459	52,514	—	—	—	—	—	12,555	12,523	12,978	14,459	52,514
Minority interest	2,466	2,508	2,558	2,893	10,426	—	—	—	—	—	2,466	2,508	2,558	2,893	10,426
G&A	10,944	11,258	11,641	12,250	46,094	1,950	1,950	1,950	1,950	7,800	12,894	13,208	13,591	14,200	53,894

Concept Operating Metric	28,741	30,280	30,027	35,823	124,871	(2,300)	(2,300)	(2,300)	(2,300)	(9,200)	26,441	27,980	27,727	33,523	115,671

Development costs
Preopening	1,279	2,509	5,456	3,466	12,710					—	1,279	2,509	5,456	3,466	12,710
Partner investment expense	805	761	2,824	2,199	6,589					—	805	761	2,824	2,199	6,589

Other expenses
Depreciation & amortization	10,461	10,554	10,829	11,620	43,464					—	10,461	10,554	10,829	11,620	43,464
Equity-based compensation	2,300	2,300	2,300	2,300	9,200	(2,300)	(2,300)	(2,300)	(2,300)	(9,200)	—	—	—	—	—
Interest (income) expense	(440)	(440)	(485)	(480)	(1,845)					—	(440)	(440)	(485)	(480)	(1,845)
Tax provision	4,444	4,525	2,822	5,182	16,974					—	4,444	4,525	2,822	5,182	16,974

Net income	9,892	10,071	6,281	11,535	37,780	—	—	—	—	—	9,892	10,071	6,281	11,535	37,780

per FDS	$0.36	$0.37	$0.23	$0.42	$1.39						$0.36	$0.37	$0.23	$0.42	$1.39

Fully diluted shares (FDS)	27,200	27,200	27,200	27,200	27,200						27,200	27,200	27,200	27,200	27,200

Sales	100.0%	100.0%	100.0%	100.0%	100.0%						100.0%	100.0%	100.0%	100.0%	100.0%
COS	28.0%	28.0%	27.7%	27.6%	27.8%						28.0%	28.0%	27.7%	27.6%	27.8%
Labor	32.7%	32.3%	32.6%	32.8%	32.6%						32.9%	32.5%	32.8%	32.9%	32.8%
Operating	15.4%	15.0%	15.5%	14.7%	15.1%						15.4%	15.0%	15.5%	14.7%	15.1%
Occupancy	5.5%	5.5%	5.5%	5.5%	5.5%						5.5%	5.5%	5.5%	5.5%	5.5%
Minority interest	1.1%	1.1%	1.1%	1.1%	1.1%						1.1%	1.1%	1.1%	1.1%	1.1%
G&A	4.8%	4.9%	4.9%	4.7%	4.8%						5.6%	5.8%	5.7%	5.4%	5.6%

Restaurant cash operating income	12.6%	13.2%	12.7%	13.6%	13.0%						11.6%	12.2%	11.7%	12.8%	12.1%

Preopening	0.6%	1.1%	2.3%	1.3%	1.3%						0.6%	1.1%	2.3%	1.3%	1.3%
Partner investment expense	0.4%	0.3%	1.2%	0.8%	0.7%						0.4%	0.3%	1.2%	0.8%	0.7%
Depreciation & amortization	4.6%	4.6%	4.6%	4.4%	4.5%						4.6%	4.6%	4.6%	4.4%	4.5%
Equity-based compensation	1.0%	1.0%	1.0%	0.9%	1.0%						0.0%	0.0%	0.0%	0.0%	0.0%
Interest (income) expense	-0.2%	-0.2%	-0.2%	-0.2%	-0.2%						-0.2%	-0.2%	-0.2%	-0.2%	-0.2%
Tax provision	1.9%	2.0%	1.2%	2.0%	1.8%						1.9%	2.0%	1.2%	2.0%	1.8%

Net income	4.3%	4.4%	2.7%	4.4%	3.9%						4.3%	4.4%	2.7%	4.4%	3.9%